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                                                                  EXHIBIT 10.1.7

                                                               Loan No. ML0883T1


                                  CoBANK, ACB
                            STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is made as of June 29, 2001, by and between KNOLOGY, INC., a Delaware corporation, as pledgor (the "Pledgor"), and CoBANK, ACB, as pledgee ("CoBank").

     WHEREAS, the Pledgor owns 100% of the issued and outstanding capital stock of each of Globe Telecommunications, Inc., Interstate Telephone Company and Valley Telephone Co., Inc. (the "Borrowers"); and

     WHEREAS, CoBank and the Borrowers have entered into that certain Master Loan Agreement, dated as of even date herewith (as the same may be amended, supplemented, extended or restated from time to time, the "MLA") and that certain First Supplement to the Master Loan Agreement, dated as of even date herewith (as the same may be amended, supplemented, extended or restated from time to time, the "First Supplement" and with the MLA, the "Loan Agreement"), providing for a loan of up to $40,000,000 (the "Loan"); and

     WHEREAS, the proceeds of the Loan will be used by the Borrowers for the purposes set forth in the Loan Agreement; and

     WHEREAS, as an inducement to CoBank to execute the Loan Agreement and to make the advances provided therein to the Borrowers, the Pledgor desires to grant to CoBank a security title and lien in and to the Pledged Collateral (as hereinafter defined); and

     WHEREAS, to secure the Pledgor's obligations to CoBank, the Pledgor has agreed to pledge to CoBank the hereinafter defined Pledged Collateral on the terms and conditions set forth in this Pledge Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Pledgor and CoBank agree as follows:

     Section 1. Definitions. Capitalized terms used in this Pledge Agreement, unless otherwise defined herein, shall have the meanings assigned to them in the Loan Agreement.

     Section 2. Pledge. To secure the payment and performance of the Secured Obligations as hereinafter defined), the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto CoBank, and grants to CoBank, a lien upon and a security interest in (a) all capital stock of the Borrowers, now owned or hereafter acquired by the Pledgor and (b) any cash, additional shares or securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in distribution of, any and all such stock and voting securities, together with the proceeds thereof (all such shares, common stock, capital stock, securities, cash, property and other proceeds thereof, collectively, the "Pledged
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Collateral"). For purposes of this Pledge Agreement, the term "securities" shall be deemed to include capital stock of corporations, partnership interests in general partnerships and any type of limited partnership and membership interests in limited liability companies, in each case whether certificated or uncertificated. All securities issued by the Borrowers and owned by the Pledgor are hereinafter referred to as the "Pledged Securities".

     Upon delivery to CoBank, (A) any certificated securities now or hereafter included in the Pledged Collateral shall be accompanied by duly executed stock powers in blank and by such other instruments or documents as CoBank or its counsel may reasonably request and (B) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as CoBank or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the number of shares and the numbers of the certificates therefor, theretofore and then being pledged hereunder, which schedules shall be attached hereto as Schedule 1 and
                                                               ----------
made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

     TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto CoBank, its successors and assigns, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

     The lien and security interest granted hereunder shall secure the following obligations (the "Secured Obligations"): (i) the payment and performance of all obligations of the Borrowers under the Loan Agreement and any other Loan Document, including, without limitation, the payment of all principal, interest and other amounts becoming due and payable under that certain Promissory Note, dated of even date herewith, made by the Borrowers to CoBank in the principal face amount of $40,000,000 (the "Note") and (ii) the payment of all other indebtedness and the performance of all other obligations of the Borrowers to CoBank of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all loans, advances and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the parties.

     Section 3. Representations and Warranties. The Pledgor hereby represents and warrants that, except for security interests granted to CoBank, including the interest herein given, the Pledgor is the legal, equitable and beneficial owner of the Pledged Collateral, holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature, and will make no voluntary assignment, pledge, mortgage, hypothecation or transfer of the Pledged Collateral (except as may be permitted under this Pledge Agreement with respect to cash dividends); that the Pledgor has legal authority to pledge the Pledged Collateral in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomever; that the execution and delivery of this Pledge Agreement, and the performance of its terms, will not result in any violation of any provision of, or violate or constitute a default under

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the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to the Pledgor or any of the Pledgor's property; that no approval, consent or authorization of any governmental or regulatory authority which has not heretofore been obtained is necessary for the execution or delivery by the Pledgor of this Pledge Agreement or for the performance by the Pledgor of any of the terms or conditions hereof or thereof; and that this pledge is effective to vest in CoBank the rights of the Pledgor in the Pledged Collateral as set forth herein.

     Section 4. Stock of the Borrowers. The Pledgor represents that it is the registered and beneficial owner of the shares and percentage of the capital stock or voting securities of each of the Borrowers set forth on Schedule 1
                                                                 ----------
hereto, as such schedule may be amended by the Pledgor from time to time, which stock and voting securities are owned free and clear of all liens, warrants, options, rights to purchase, rights of first refusal and other interests of any person other than CoBank. The outstanding capital stock and voting securities of each of the Borrowers have been duly authorized and are validly issued, fully paid and non-assessable. The Pledgor shall amend Schedule 1 from time to time as
                                                 ----------
necessary for the information thereon to be true and correct. Schedule 1 shall
                                                              ----------
be amended by the Pledgor's delivery of an amended Schedule 1 to CoBank in
                                                   ----------
accordance with Section 2 of this Pledge Agreement.

     Section 5. Additional Shares of Capital Stock; Transfer. Without the prior written consent of CoBank, the Pledgor will not (i) consent to or approve of the issuance of any additional shares of any class of capital stock or voting securities by any of the Borrowers, or to any options, subscription rights, warrants or other instruments in respect thereof; (ii) consent to or approve of the establishment of any additional class or classes of capital stock or voting securities by any of the Borrowers or the issuance of any shares or securities thereunder; (iii) consent to, approve of or permit any merger, consolidation, reorganization or any sale or lease of substantially all the assets of any of the Borrowers, or (iv) consent to or approve of the repurchase or redemption by any of the Borrowers of any of capital stock or voting securities of such Borrower.

     Section 6. Covenants with Respect to Collateral. The Pledgor hereby covenants and agrees with respect to the Pledged Collateral as follows:

          (A) The Pledgor will cause any additional securities issued by any of the Borrowers or property issued by any of the Borrowers with respect to the Pledged Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited and pledged hereunder and delivered to CoBank, in each case accompanied by proper instruments of assignment duly executed; and

          (B) The Pledgor will defend its title to the Pledged Collateral against the claims of all persons whomsoever.


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     Section 7.  Voting Rights; Dividends; Etc.

          (A)   In the absence of the occurrence of an Event of Default. In the
                -------------------------------------------------------
     absence of the occurrence and continuation of an Event of Default (as hereinafter defined):

               (1) The Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement (including
          Section 5) or any agreement giving rise to any of the Secured Obligations; provided, that the Pledgor shall not exercise, or refrain from exercising, any such right or power if any such action would have a material adverse effect on the value of such Pledged Securities or any part thereof;

               (2) Subject to Subsection (B) below, the Pledgor shall have the right to receive cash dividends declared and paid with respect to the Pledged Securities, as permitted under the Loan Agreement, and CoBank agrees that all such permitted cash dividends shall be received by the Pledgor free and clear of the security interests granted to CoBank hereunder;

               (3) Any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Securities (other than cash dividends), whether resulting from an increase or reduction of capital, a subdivision, combination or reclassification of outstanding capital stock of any corporation, capital stock of which is pledged hereunder, or received in exchange for Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, spin-off, split-off or options, warrants, or rights, whether as an addition to, or in substitution or in exchange for, any of the Pledged Collateral, or otherwise, or dividends or distribution of any sort, or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any issuer of the Pledged Securities, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Pledgor, then the Pledgor shall accept the same as CoBank's agent, in trust for CoBank, and shall deliver them forthwith to CoBank in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by CoBank, subject to the terms hereof, as part of the Pledged Collateral; and

               (4) CoBank shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor reasonably may request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which the Pledgor is entitled to exercise pursuant to Subsection 7(A)(1) above.

          (B)  Upon Default. Upon the occurrence and during the continuance of
               ------------
     an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights

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     and powers which the Pledgor is entitled to exercise pursuant to Subsection
     7(A)(1) above shall become vested in CoBank upon one day's prior written notice from CoBank to the Pledgor, and thereupon CoBank shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to Subsection 7(A)(1) above. Upon the occurrence and during the continuance of an Event of Default, all dividends shall be delivered to CoBank as additional security hereunder or applied toward satisfaction of the Secured Obligations.

     Section 8. Remedies upon Default. If an Event of Default shall have occurred and be continuing, CoBank may sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such prices and on such terms as CoBank in its discretion shall deem appropriate. CoBank shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act of 1933, and upon consummation of any such sale CoBank shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. CoBank shall give the Pledgor ten
(10) days' written notice (which the Pledgor agrees is reasonable notification within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of Colorado) of CoBank's intention to make any such public or private sale or sales on any such securities exchange. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as CoBank may fix and shall state in the notice or publication (if any) of such sale.

     At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate portions, as CoBank in its sole discretion may determine. CoBank shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. At any public sale made pursuant to this Pledge Agreement, CoBank may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to CoBank from the Pledgor as a credit against the purchase price, and CoBank may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof;

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to the extent permitted by law, CoBank shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after CoBank shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full. As an alternative to exercising the power of sale herein conferred upon it, CoBank may proceed by suit or suits at law or in equity to foreclose this Pledge Agreement and may sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction. Any sale pursuant to this Section 8 shall be deemed to conform to commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of Colorado.

     Notwithstanding any provision to the contrary contained herein, the Pledgor shall not be liable hereunder for the Secured Obligations beyond its interest in the Pledged Collateral; provided, however, that nothing contained in this
                        --------  -------
sentence shall limit or relieve the Pledgor from liability for failing to comply with the terms, covenants, conditions and provisions of this Pledge Agreement.

     Section 9. CoBank Appointed Attorney-in-Fact. The Pledgor hereby constitutes and appoints CoBank during the term of any of the Secured Obligations, upon the occurrence and during the continuance of an Event of Default, the attorney-in-fact of the Pledgor which appointment is irrevocable and shall be an agency coupled with an interest. This power of attorney is for the purpose, upon the occurrence and during the continuance of an Event of Default, of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which CoBank may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, CoBank shall have the right, after the occurrence of an Event of Default, with full power of substitution either in CoBank's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute, or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating CoBank to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by CoBank or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against CoBank.

     Section 10. Event of Default. For purposes of this Pledge Agreement, an "Event of Default" shall exist hereunder upon the happening of any of the following events:

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               (1)  any Event of Default under any of the Loan Documents
          including, without limitation, any failure by the Borrowers to pay when due any amount due under the MLA, any Supplement or any Note; or

               (2) any written representation or warranty made in connection with this Pledge Agreement shall prove to have been false or misleading in any material respect as of the date made; or

               (3) the Pledgor shall default in the performance or observance of any provisions of this Pledge Agreement; provided, however, that in the event any default in the performance or observance of Subsection 6(B) has occurred, such default has continued for a period of 30 days; or

               (4) the Pledgor from and after the date hereof shall, or shall attempt to, encumber, subject to any further pledge or security interest, sell, transfer or otherwise dispose of any of the Pledged Collateral or any interest therein except as otherwise permitted herein or in the Loan Agreement, or any of the Pledged Collateral shall be attached or levied upon or seized in any legal proceedings against the Pledgor, which in each case within 60 days has not been discharged or execution thereof stayed pending appeal; or

               (5) this Pledge Agreement shall not or shall no longer be effective in granting to CoBank a first priority perfected lien on the Pledged Collateral.

Once an Event of Default exists, it shall be deemed to continue, notwithstanding any curative action by the Pledgor, unless and until CoBank, in its sole discretion, shall state in writing that the Event of Default no longer exists.

     Section 11. Application of Proceeds of Sale and Cash. The proceeds of any sale of the whole or any part of the Pledged Collateral, together with any other moneys held by CoBank under the provisions of this Pledge Agreement, shall be applied by CoBank as follows:

          First: to the payment of all reasonable costs and expenses incurred by
          -----
     CoBank in connection herewith, including but not limited to, all court costs and the fees and disbursements of counsel for CoBank in connection herewith, and to the repayment of all advances made by CoBank hereunder for the account of the Borrowers, and the payment of all reasonable costs and expenses paid or incurred by CoBank in connection with the exercise of any right or remedy hereunder; and

          Second:  to the payment in full of the Secured Obligations.
          ------

Any amounts remaining after such application shall be promptly remitted to the Pledgor, its successors, legal representatives or assigns, or as otherwise provided by law.

     Section 12. Further Assurances. The Pledgor agrees that it will join with CoBank in executing and will file or record such notices, financing statements or other documents as may be necessary to the perfection of the security interest of CoBank hereunder, and as CoBank or its

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counsel may reasonably request, such instruments to be in form and substance satisfactory to CoBank and its counsel, and that the Pledgor will do such further acts and things and execute and deliver to CoBank such additional conveyances, assignments, agreements and instruments as CoBank may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto CoBank its rights, powers and remedies hereunder. The Pledgor shall notify CoBank in writing promptly upon its acquisition of capital stock or voting securities of any of the Borrowers and shall execute and deliver to CoBank, upon request, an amendment to this Pledge Agreement or such other instruments as CoBank may request together with certificates evidencing such capital stock or voting securities accompanied by stock transfer powers executed in blank, and shall take such other action requested by CoBank to effectuate the pledge of such capital stock or voting securities to CoBank in accordance with the provisions of this Pledge Agreement.

     Section 13. No Waiver; Election of Remedies. No course of dealing between the Pledgor and CoBank or failure on the part of CoBank to exercise, and no delay on its part in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder or under any of the Loan Documents are cumulative and in addition to and are not exclusive of any other remedies provided by law. No enforcement of any remedy shall constitute an election of remedies.

     Section 14. Governing Law; Amendments. Except to the extent governed by applicable federal law, this Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without reference to choice of law doctrine. This Pledge Agreement may not be amended or modified nor may any of the Pledged Collateral be released, except in writing signed by the parties hereto.

     Section 15. Consent to Jurisdiction; Registered Agent. The Pledgor agrees that any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of Colorado or the United States of America for the District of Colorado, all as CoBank may elect. By execution of this Pledge Agreement, the Pledgor hereby submits to each such jurisdiction, hereby expressly waiving any objection it may have to the laying of venue by reason of its present or future domicile. Nothing herein shall affect the right of CoBank to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction or to serve process in any manner permitted or required by law. The Pledgor further agrees to maintain a registered agent in the State of Colorado and will notify CoBank in writing of such registered agent's name and address and of any changes in such name or address.

     Section 16. Binding Agreement; Assignment. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of CoBank and to all holders of the indebtedness secured hereby and their respective successors and assigns and to the Pledgor and its successors, legal representatives and assigns, except that the Pledgor shall not be permitted to assign this Pledge Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by CoBank as collateral under this Pledge

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Agreement. No notice to or demand on the Pledgor shall entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstances.

     Section 17. Notices. All notices hereunder shall be delivered in accordance with the terms and conditions set forth in Section 14 of the MLA and for the Pledgor to the address of the Borrowers set forth therein (or such other address for a party as shall be specified by like notice).

     Section 18. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Pledge Agreement.

     Section 19. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together constitute but one and the same instrument.

     Section 20. Severability. If any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Pledge Agreement, but this Pledge Agreement shall be construed as if such invalid, illegal or unenforceable provisions had not been contained herein.

     Section 21. CoBank's Duties. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, CoBank shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor.

     Section 22. Termination; Reinstatement. This Pledge Agreement shall remain in full force and effect until (i) CoBank has no further commitment or obligation to make advances to be secured hereby with respect to the Secured Obligations, and (ii) all Secured Obligations have been indefeasibly paid in full or any preference period applicable to payments made on or security given for the Secured Obligations has expired under applicable bankruptcy and insolvency laws, at which time the Pledgor may request a written instrument of termination be executed and delivered by a duly authorized officer of CoBank. If so terminated, this Pledge Agreement and the Pledgor's obligations hereunder shall be automatically reinstated if at any time payment in whole or in part of any of the Secured Obligations is rescinded or restored to the Pledgor or other payor or guarantor of the Secured Obligations, or must be paid to any other person, upon the insolvency, bankruptcy, liquidation, dissolution or reorganization of the Pledgor or other payor or guarantor of the Secured Obligations, all as though such payment had not been made.

     Section 23. FCC Matters. Notwithstanding any other provision of this Pledge Agreement:

          (A) Any foreclosure on, sale, transfer or other disposition of, or the exercise or relinquishment of any right to vote or consent with respect to, any of the Pledged Collateral by CoBank shall, to the extent required, be pursuant to Sections 214 and

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     310(d) of the Communications Act of 1934, as amended, and the applicable rules and regulations thereunder, and, if and to the extent required thereby, subject to the prior approval or notice to and non-opposition of the FCC.

          (B) If an Event of Default shall have occurred and be continuing, the Pledgor shall take any action, and shall cause the Borrower to take any action, which CoBank may reasonably request in order to transfer and assign to CoBank, or to such one or more third parties as CoBank may designate, or to a combination of the foregoing, each FCC license, permit, certificate or other authorization owned by the Borrower. CoBank is empowered, to the extent permitted by applicable law, to request the appointment of a receiver from any court of competent jurisdiction. Such receiver may be instructed by CoBank to seek from the FCC an involuntary transfer of control of each such FCC license, permit, certificate or other authorization for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if the Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuance of an Event of Default, the Pledgor shall further use its best efforts to assist in obtaining approval of the FCC and any state regulatory bodies, if required, for any action or transactions contemplated by this Pledge Agreement, including, without limitation, the preparation, execution and filing with the FCC and any state regulatory bodies of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC license or permit or transfer of control necessary or appropriate under the rules and regulations of the FCC or any state regulatory body for approval or non-opposition of the transfer or assignment of any portion of the Pledged Collateral, together with any FCC license, permit, certificate or other authorization.

          (C) The Pledgor acknowledges that the assignment or transfer of each FCC license, permit, certificate or other authorization (subject to the prior approval of the FCC, if required) is integral to CoBank's realization of the value of the Pledged Collateral, that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this
     Section 23 and that such failure would not be adequately compensable in damages, and therefore agrees, without limiting the right of CoBank to seek and obtain specific performance of other obligations of the Pledgor contained in this Pledge Agreement, that the agreements contained in this
     Section 23 may be specifically enforced.

          (D) In accordance with the requirements of 47 C.F.R. Section 22.937, or any successor provision thereto, CoBank shall notify the Pledgor and the FCC in writing at least ten (10) days prior to the date on which CoBank intends to exercise its rights, pursuant to this Pledge Agreement or any of the other Loan Documents, by foreclosing on, or otherwise disposing of, any Pledged Collateral in connection with which such notice is required pursuant to 47 C.F.R. Section 22.937 or any successor provision thereto.

     Section 24.  Pledge Provisions.

          (A) The Pledgor assents to all terms and agreements heretofore or hereafter made by the Borrowers, any of their subsidiaries or any guarantor of the Borrowers with CoBank;

          (B) The Pledgor consents to the following and agrees that its liability will not be affected or impaired by (i) the exchange, release or surrender of any collateral to the Borrowers or any other person, including any guarantor, pledgor or grantor, or the waiver, release or subordination of any security interest, in whole or in part; (ii) the waiver or delay in the exercise of any of CoBank's rights or remedies against the Borrowers or any other person, including any guarantor; (iii) the release of the Borrowers or any other person, including any person guaranteeing any portion of the Secured Obligations; (iv) the renewal, extension or modification of the terms of any of the Secured Obligations or any instrument or agreement evidencing the same;

          (C) The Pledgor waives acceptance hereof, notice of acceptance hereof, and notice of acceleration of and intention to accelerate the Secured Obligations, and waives presentment, demand, protest, notice of dishonor, notice of default, notice of nonpayment or protest in relation to any instrument evidencing any of the Secured Obligations, and any other demands and notices required by law except as such waiver may be expressly prohibited by law;

          (D) The liability of the Pledgor under this Pledge Agreement shall be absolute, unconditional, direct, complete and immediate and shall not be contingent upon the pursuit of any remedies against the Borrowers or any guarantor or person, nor against any security or lien available to CoBank, its successors, successors-in-title, endorsees or assigns. The Pledgor waives any right to require that an action be brought against the Borrowers or any other person or to require that resort be had to any security. In the event of a default under the Loan Documents, or any of them, CoBank shall have the right to enforce its rights, powers and remedies under any of the Loan Documents, in any order, and all rights, powers and remedies available to CoBank in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, the Pledgor hereby authorizes and empowers CoBank upon acceleration of the maturity of the Note or any other Secured Obligation, at its sole discretion, and without notice to the Pledgor, to exercise any right or remedy which CoBank may have or any right or remedy granted hereunder which CoBank may have as to any security. The Pledgor expressly waives any right to require any action on the part of CoBank to proceed to collect amounts due under the Note or any other Secured Obligation;

          (E) Until the Secured Obligations are paid in full, the Pledgor hereby subordinates any and all indebtedness of any Borrower now or hereafter owed to the Pledgor to all obligations of the Borrowers to CoBank, and agrees with CoBank that, from and after the occurrence of a default or event of default under any of the Loan Documents and for so long as such default or event of default exists, the Pledgor shall not demand or accept any payment of principal or interest from the Borrowers shall not claim any offset or other reduction of the Pledgor's liability hereunder because of any such indebtedness and shall not take any action to obtain any of the security for the Secured Obligations; provided, however,
                                                             --------  -------
     that, if CoBank so requests, such indebtedness shall be collected, enforced and received by the Pledgor as trustee for CoBank and be paid over to CoBank on account of the Secured Obligations of the Borrowers to CoBank, but without reducing or affecting in any manner the liability of the Pledgor under the other provisions of this Pledge Agreement;

          (F) The Pledgor hereby authorizes CoBank, without notice to the Pledgor, to apply all payments and credits received from the Borrowers or from any guarantor or realized from any security in such manner and in such priority as CoBank in its sole judgment shall see fit to the Secured Obligations which are the subject of this Pledge Agreement;

          (G) The liability of the Pledgor under this Pledge Agreement shall not in any manner be affected by reason of any action taken or not taken by CoBank, which action or inaction is consented and agreed to by the Pledgor, nor by the partial or complete unenforceability or invalidity of any guaranty or surety agreement, pledge, assignment, or other security for any of the Secured Obligations. No delay in making demand on the Pledgor for satisfaction of its liability hereunder shall prejudice CoBank's right to enforce such satisfaction. All of CoBank's rights and remedies shall be cumulative and any failure of CoBank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter; and

          (H) Until the Secured Obligations are paid finally and in full, or this Pledge Agreement is released as provided herein, the Pledgor hereby irrevocably waives any and all rights it may have to enforce any of CoBank's rights or remedies or participate in any security now or hereafter held by CoBank, and any and all such other rights of subrogation, reimbursement, contribution or indemnification against the Borrowers or any other person having any manner of liability for the Borrowers' obligations to CoBank, whether or not arising hereunder, by agreement, at law or in equity.


                       [Signatures begin on next page.]

     IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be executed and delivered and attested under seal and CoBank has caused this Pledge Agreement to be executed and delivered, each by its respective duly authorized officers, as of the date first above shown.


CoBANK, ACB                                KNOLOGY, INC.


By:_________________________________       By:________________________________
   Rick Freeman, Vice President               Name: __________________________
                                              Title: _________________________




                                           Attest:____________________________
                                                  Name:_______________________
                                                  Title:______________________


                                                       [CORPORATE SEAL]

                                  SCHEDULE 1

                                                                                   Percentage of Total
                                                  Number of Shares                  Outstanding Shares
                                                or Voting Securities               or Voting Securities
Entity                                          Owned by the Pledgor               Owned by the Pledgor
------                                          --------------------               --------------------
Globe Telecommunications, Inc.                         1,000                               100%

Interstate Telephone Company                            530                                100%

Valley Telephone Co., Inc.                            929.6885                             100%